SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                AMENDED FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): April 12, 2001
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                        Sweetwater Financial Group, Inc.
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             (Exact name of registrant as specified in its charter)




      Georgia                 333-53536              58-2531498
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      (State or other       (Commission          (I.R.S. Employer
      jurisdiction of       File Number)          Identification No.)
      incorporation)




          4485 N. Town Square, Suite 102, Powder Springs, Georgia    30127
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               (Address of principal executive offices)          (Zip Code)




           Registrant's telephone number, including area code: (770) 943-1400
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                                 Not Applicable
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          (Former name or former address, if changed since last report.)



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1

Item 4.  Changes in Registrant's Certifying Accountant.

         On April 12, 2001, the Company replaced the firm of Porter Keadle Moore, LLP, with Mauldin & Jenkins, LLC as the auditors of the Company effective as of that date. The decision to change accountants was approved by the board of directors of the Company.

         The report of Porter Keadle Moore, LLP on the Company's financial statements did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles. However, the report dated December 29, 2000 did state the Company is in the organization stage and has not commenced operations, and that the Company's future operations are dependent on obtaining capital through an initial stock offering and obtaining the necessary final regulatory approvals. The report stated that if the Company is unable to raise a minimum of $7,750,000 and obtain final regulatory approvals, its ability to continue as a going concern would be doubtful.

         In connection with the audit of the Company's financial statements for the period from April 4, 2000 through November 30, 2000, and in the subsequent interim period up until the date of replacement, there were no disagreements with Porter Keadle Moore, LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Porter Keadle Moore, LLP, would have caused Porter Keadle Moore, LLP to make reference to the matter in their report. During the period from April 4, 2000 through November 30, 2000 and in the subsequent interim period, there were no "reportable events" to describe as specified in Item 304(a)(1)(iv)(B) of Regulation S-B.

         A copy of the letter from Porter Keadle Moore, LLP stating whether it agrees with the above statements dated April 30, 2001, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

         On April 12, 2001, the Company engaged Mauldin & Jenkins, LLC as its independent auditors for the fiscal year ending December 31, 2001, to audit the Company's financial statements. During the period preceding the engagement of Mauldin & Jenkins, the Company did not consult Mauldin & Jenkins on any matter requiring disclosure under Item 304(a)(2) of Regulation S-B.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) The following information is filed as an exhibit to the Current Report on Form 8-K:

            Exhibit No.               Description
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                16.1                  Letter of Porter Keadle Moore, LLP dated
                                      April 30, 2001, to the Securities and
                                      Exchange Commission


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   SWEETWATER FINANCIAL GROUP, INC.



                                   By: /s/ Caric Martin
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                                           Caric Martin, Chief Financial Officer

Dated April 30, 2001


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                                  Exhibit Index



         Exhibit No.            Description
         -----------            -----------

             16.1 Letter of Porter Keadle Moore, LLP dated April 30, 2001, to the Securities and Exchange Commission